EXHIBIT 99.1

NAME AND ADDRESS OF REPORTING PERSON:

                     SC Fundamental Value Fund, L.P.
                     747 Third Avenue
                     27th Floor
                     New York, New York 10017

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                     Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:

                     March 18, 2005

Explanation of Responses:
-------------------------

       This Form 3 is filed by SC Fundamental Value Fund, L.P. ("Fund"), SC Fundamental LLC ("SCFLLC"), SC Fundamental Value BVI, LTD. ("BVI Fund"), SC - BVI Partners ("BVI Partners"), PMC-BVI, Inc. ("PMCBVI"), SC Fundamental BVI, Inc. ("BVI Inc."), Peter M. Collery ("Collery"), Neil H. Koffler ("Koffler") and John T. Bird ("Bird") (each a "Reporting Person"). Each Reporting Person is a member of a 13G Group reporting more than 10% ownership of the Common Stock of Tengasco, Inc.

                                        Amount of                Ownership
                                        Securities                 Form:
                                       Beneficially            Direct (D) or            Nature of Indirect
        Reporting Person                  Owned                 Indirect (I)           Beneficial Ownership
        ----------------                  -----                 ------------           --------------------
SC Fundamental Value Fund, L.P.          2,799,540                   D
SC Fundamental LLC                       2,799,540                   I                          (1)
Peter M. Collery                         2,799,540                   I                          (2)
Neil H. Koffler                          2,799,540                   I                          (3)
John T. Bird                             2,799,540                   I                          (4)
SC Fundamental Value BVI, Ltd.           2,274,160                   D
SC-BVI Partners                               None
SC Fundamental BVI, Inc.                      None
PMC-BVI, Inc.                                 None


(1) Includes shares owned by the Fund. SCFLLC is the general partner of the Fund.
(2)   Includes shares owned by SCFLLC.  Collery is a member of SCFLCC.
(3)   Includes shares owned by SCFLLC.  Koffler is a member of SCFLCC.
(4)   Includes shares owned by SCFLLC.  Bird is a member of SCFLLC.


Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION


NAME:       SC Fundamental Value Fund, L.P.

ADDRESS:    747 Third Avenue
            27th Floor
            New York, New York  10017

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.


SIGNATURE:   SC Fundamental Value Fund, L.P.

             By: SC Fundamental LLC, as
                   General Partner

             By: /s/ Neil H. Koffler
                 -------------------------------
                 Neil H. Koffler
                 Member


Dated: April 6, 2005

                             JOINT FILER INFORMATION


NAME:      SC Fundamental LLC

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.




SIGNATURE:    SC Fundamental LLC

              By: /s/ Neil H. Koffler
                  --------------------------------
                  Neil H. Koffler
                  Member


Dated: April 6, 2005

                             JOINT FILER INFORMATION


NAME:       SC Fundamental Value BVI, Ltd.

ADDRESS:    c/o Citco Fund Services (Cayman Islands) Ltd.
            Corporate Center
            West Bay Road
            Grand Cayman, Cayman Islands

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:    SC Fundamental Value BVI, Ltd.

              By: SC Fundamental BVI, Inc.,
                     as managing general partner of
                     investment manager

              By: /s/ Neil H. Koffler
                  ----------------------------------
                  Neil H. Koffler
                  Vice President



Dated: April 6, 2005

                             JOINT FILER INFORMATION




NAME:      SC Fundamental BVI, Inc.

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE:   SC Fundamental BVI, Inc.

             By: /s/ Neil H. Koffler
                 ---------------------------------
                 Neil H. Koffler
                 Vice President



Dated: April 6, 2005

                             JOINT FILER INFORMATION




NAME:      SC - BVI Partners

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE:   SC - BVI Partners

             By: SC Fundamental BVI, Inc.,
                    as managing general partner

             By: /s/ Neil H. Koffler
                 ----------------------------------
                 Neil H. Koffler
                 Vice President



Dated: April 6, 2005

                             JOINT FILER INFORMATION




NAME:      PMC - BVI, Inc.

ADDRESS:   747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE:    PMC - BVI, Inc.

              By: /s/ Peter M. Collery
                  ---------------------------------
                  Peter M. Collery, President



Dated: April 6, 2005

                             JOINT FILER INFORMATION




NAME:      Peter M. Collery

ADDRESS:   c/o SC Fundamental LLC
           747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:    Member of 13G Group reporting
                                                more than 10% ownership.



SIGNATURE: /s/ Neil H. Koffler
           -------------------------------------
           Neil H. Koffler as
           Attorney-in-fact for Peter Collery



Dated: April 6, 2005

                             JOINT FILER INFORMATION




NAME:      Neil H. Koffler

ADDRESS:   c/o SC Fundamental LLC
           747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.



SIGNATURE: /s/ Neil H. Koffler
           ----------------------------------
           Neil H. Koffler



Dated: April 6, 2005

                             JOINT FILER INFORMATION


NAME:      John T. Bird

ADDRESS:   c/o SC Fundamental LLC
           747 Third Avenue
           27th Floor
           New York, New York  10017

DESIGNATED FILER:  SC Fundamental Value Fund, L.P.

ISSUER AND TICKER SYMBOL:  Tengasco, Inc. (TGC)

DATE OF EVENT REQUIRING STATEMENT:  March 18, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:   Member of 13G Group reporting
                                               more than 10% ownership.


SIGNATURE: /s/ Neil H. Koffler
           -------------------------
           Neil H. Koffler as
           Attorney-in-fact for John T. Bird



Dated: April 6, 2005